EQUI-VEST(R) TAX-DEFERRED VARIABLE ANNUITY
                           INDIVIDUAL APPLICATION KIT

         (REPRESENTATIVE REPORT, APPLICATION INSTRUCTIONS, APPLICATION)

                           PLEASE PRINT IN BLACK INK.
--------------------------------------------------------------------------------
EQUI-VEST REPRESENTATIVE REPORT

A. |_| I (WE) CERTIFY THAT A PROSPECTUS FOR THE CONTRACT HAS BEEN GIVEN TO THE PROPOSED OWNER, AND THAT NO WRITTEN SALES MATERIALS OTHER THAN THOSE APPROVED BY EQUITABLE LIFE HAVE BEEN USED.

B. WAS OR WILL AN EXISTING ANNUITY OR INSURANCE CERTIFICATE BE REPLACED, ASSUMING THE CONTRACT WILL BE ISSUED? |_| YES |_| NO

C.      COMPENSATION METHOD:
        ELECT ONE OF THE FOLLOWING FOR THIS APPLICATION ONLY. (IF THERE ARE MULTIPLE AGENTS ON THE CONTRACT, THIS ELECTION MUST BE THE SAME FOR ALL.) REFER TO AIG 98-15 IF YOU HAVE QUESTIONS.

        |_| I (WE) ELECT THE TRADITIONAL PREMIUM-BASED COMPENSATION METHOD WHICH
            PROVIDES FOR AN UP-FRONT PREMIUM-BASED COMPENSATION PAYMENT, PLUS
            PCs.

                                       OR

        |_| I (WE) ELECT THE VOLUNTARY TRADE-OFF COMPENSATION METHOD WHICH
            INCLUDES A REDUCED UP-FRONT PREMIUM-BASED COMPENSATION PAYMENT WITH PCs PLUS AN ANNUAL ASSET-BASED PAYMENT BEGINNING AFTER YEAR ONE (1) WITH PCs. (THE VOLUNTARY TRADE-OFF IS AVAILABLE ONLY FOR SERIES 300 AND 400 EQUI-VEST CONTRACTS IN THE IRA, QP IRA, ROTH IRA AND NQ MARKETS AND FOR SERIES 200 CONTRACTS (IN OREGON ONLY) IN THE NQ MARKET.)

        EQUI-VEST ISSUES MUST ADEQUATELY REFLECT THE COMMISSION INTEREST OF ALL REPRESENTATIVES ON PREVIOUS CONTRACTS.

 ---------------------------------------------------------------------------------------------------------------------------
       PRINT                     LAST    REPRESENTATIVE  REPRESENTATIVE  AGENCY   DISTRICT  REPRESENTATIVE  REPRESENTATIVE(S)
 REPRESENTATIVE(S) NAME(S)       NAME       NUMBER             %          CODE    MGR CODE      INS.          SIGNATURE(S)
(SERVICE REPRESENTATIVE FIRST)  INITIAL                                                       LICENSE*
 ---------------------------------------------------------------------------------------------------------------------------

 ---------------------------------------------------------------------------------------------------------------------------

 ---------------------------------------------------------------------------------------------------------------------------

 ---------------------------------------------------------------------------------------------------------------------------

 ---------------------------------------------------------------------------------------------------------------------------

 ---------------------------------------------------------------------------------------------------------------------------

 ---------------------------------------------------------------------------------------------------------------------------
  *WHERE REQUIRED BY STATE REGULATIONS
 ---------------------------------------------------------------------------------------------------------------------------

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 FOR EQUI-VEST ADMINISTRATION OFFICE USE

 REPRESENTATIVE(S) SHOWN ABOVE IS (ARE) EQUITY QUALIFIED AND LICENSED IN THE STATE IN WHICH THE REQUEST IS SIGNED.


APPLICATION NO. _____________________________  EAD REC'D_______________________
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

PROCESSING ________________   _______________  _________________  ______________
           CONTRACT NUMBER    BATCH NUMBER     INQUIRY NUMBER     PROCESSOR
--------------------------------------------------------------------------------

                               [EQUITABLE LOGO]

           THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
                            New York, New York 10019

             EQUI-VEST(R) TAX-DEFERRED VARIABLE ANNUITY APPLICATION

              Application Number:__________________ (Page 1 of 5)

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1. EQUI-VEST PROGRAM (CHECK ONE)
   TAX-EXEMPT                 BUSINESS                   INDIVIDUAL
   A. |_| TSA PUBLIC SCHOOL   E. |_| KEOGH               I. |_| TRADITIONAL IRA
   B. |_| TSA 501(C)(3)              (HR-10 Individual)  J. ROTH IRA: |_| ADVANTAGE OR |_| STANDARD
   C. |_| TSA UNIVERSITY      F. |_| SEP                      |_| Conversion Rollover from Traditional IRA
   D. |_| EDC                 G. |_| SARSEP                   |_| Direct Transfer or Rollover form another ROTH IRA
                              H. |_| SIMPLE IRA               |_| Recurring Contributory ROTH IRA
                                                         K. |_| QP-IRA ((Pension Distributions)
                                                         L. |_| UNIT-BILLED TRADITIONAL IRA
                                                         M. |_| UNIT-BILLED ROTH IRA |_| Advantage |_| Standard
                                                         N. |_| NQ (Non-Qualified Variable Annuity)
                                                         O. |_| UNIT-BILLED NQ

--------------------------------------------------------------------------------------------------------------------

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2. EMPLOYER UNIT INFORMATION (COMPLETE FOR ALL PROGRAMS EXCEPT FOR I,J,K, AND N
   _|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_

   CLIENT/EMPLOYER NAME
   (Select one) |_|  _|_|_|_|_|_|_|_|_|_|_|_|_|__|_  or NEW UNIT |_| Must Com-
                     EXISTING UNIT NUMBER LOCATION               plete Plan
                                                                 Enrollment Kit)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
3. ANNUITANT INFORMATION (CHECK APPROPRIATE BOXES)
   |_| Mr. |_| Mrs. |_| Miss |_| Ms. |_|Other __________
   |_| Male |_| Female  _|_|_|_|_|_|_|_|_
                       SOCIAL SECURITY NO. (REQUIRED)

   _|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_
   FIRST NAME               MIDDLE INITIAL ONLY       LAST NAME

   BIRTH _|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|
         DATE: YEAR  MONTH  DAY  AGE AT NEAREST BIRTHDAY
         (_|_|_|_|_||_|_|_|_|_|_|_|_      |_| Home  |_| Work
         AREA CODE DAYTIME PHONE NUMBER

   _|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_
   STREET ADDRESS

   _|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_

   _|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_
   CITY                                         STATE   ZIP
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4. ANNUITY COMMENCEMENT DATE (WHEN ANNUITANT ANTICIPATES DISTRIBUTIONS TO BEGIN)

   ____________________ (Maximum age: 85 except SIMPLE IRA and Roth IRA which is 90)
--------------------------------------------------------------------------------

5. BENEFICIARY(IES) INFORMATION
   INCLUDE FULL NAME(S) AND RELATIONSHIP(S) TO OWNER. USE *14 IF YOU NEED MORE SPACE.

   PRIMARY _____________________________________________________________________

   _____________________________________________________________________________

   CONTINGENT (IF ANY): ________________________________________________________
--------------------------------------------------------------------------------
6. SUCCESSOR ANNUITANT/OWNER INFORMATION
   (AVAILABLE ONLY FOR TRADITIONAL IRA, ROTH IRA, NQ, SEP, SARSEP AND SIMPLE IRA CONTRACTS, EXCEPT IN OREGON)

   SUCCESSOR ANNUITANT AND OWNER MUST BE ANNUITANT/OWNER'S SPOUSE AND THE SOLE PRIMARY BENEFICIARY NAMED IN #5.

   |_| NO, I don't elect a Successor Annuitant/Owner. |_| YES, I do elect a
       Successor Annuitant/Owner.

   If YES, complete the following: _|_|_|_|_|_|_|_|_
                                   SPOUSE'S SOCIAL SECURITY NO.
   Spouse's Birth Date: _|_|_|_|_|_|_|_
                        YEAR MONTH DAY
--------------------------------------------------------------------------------
Form #180-1009                                               Cat. #127124 (6/98)

            Application Number: _____________________ (Page 2 of 5)
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7. OWNER INFORMATION (COMPLETE FOR EDC AND NQ IF THE OWNER WILL BE DIFFERENT
   FROM THE ANNUITANT NAMED IN #3.)
   |_| Individual |_| Guardian |_| Custodian (See below)
   |_| Trustee (For an entity) ** |_| Trustee (For an individual)

   _|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_
   FIRST NAME               MIDDLE INITIAL          LAST NAME

  _______________________________________
  RELATIONSHIP TO ANNUITANT

   _|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_
   STREET ADDRESS

   _|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_

   _|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_
   CITY                                         STATE   ZIP

   _|_|_|_|_|_|_|_|_|_|_|_  (IF GUARDIAN OR CUSTODIAN
   TAX ID OR OWNER S.S. NO.  USE MINOR'S S.S. NO.)

   Birth Date: _|_|_|_|_|_|_|_
               YEAR MONTH DAY

  *As Custodian under the _____________  Uniform Gifts to Minors Act (UGMA) or
                             STATE       Uniform Transfer to Minors Act (UTMA).
                                         Please note if issued under UGMA or
                                         UTMA, the beneficiary named in #5 must
  **Inside build-up is taxable.          be the Estate of the Annuitant.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
8. NQ SUCCESSOR OWNER INFORMATION
   (NOT AVAILABLE FOR NQ CONTRACTS IN OREGON)

   AVAILABLE ONLY FOR NQ CONTRACTS AND ONLY IF ANNUITANT AND OWNER IN #3 AND #7 ARE DIFFERENT PARTIES.
   |_| NO, I don't elect a Successor/Owner     YES, I do elect a Successor/Owner

   _|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_
   FIRST NAME               MIDDLE INITIAL          LAST NAME

   _|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_
   STREET ADDRESS

   _|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_

   _|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_
   CITY                                         STATE   ZIP

   _|_|_|_|_|_|_|_|_|_|_                        BIRTH DATE: _|_|_|_|_|_|_|_|_|_
   SOCIAL SECURITY NUMBER                                    YEAR   MONTH  DAY
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
9. CONTRIBUTION INFORMATION (COMPLETE #9A ONLY IF A PAYMENT IS PROVIDED WHEN THE APPLICATION IS SIGNED. IF PAYMENT WILL BE FORWARDED AT A LATER DATE, YOU MUST COMPLETE ONLY #9R)

   A.  AMOUNT PROVIDED WITH THIS APPLICATION:
       (i)   Total amount for investment options listed in #11.
             (Do not include amounts for the Fixed Maturity
             Account.)                                         $ _______________

       (ii)  Total amount for Fixed Maturity Period(s)
             listed in #12.                                    $ _______________

       (iii) If TSA (#1A, 1B or 1C) or SARSEP (#1G) or SIMPLE IRA (#1H) has been checked, provide a monthly breakdown of employee and employer contributions.

             $ _______________   $ _______________
                  Employee            Employer

       (iv)  Total Amount Remitted.                            $ _______________

  B.  EXPECTED FIRST YEAR CONTRIBUTION:
      Indicate the amount expected to be contributed in the
      first year of this contract.                             $ _______________
--------------------------------------------------------------------------------

             Application Number: ____________________ (Page 3 of 5)
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10.  REMINDER/CONTRIBUTION STATEMENTS INFORMATION
     (COMPLETE #10A, 10B OR 10C AS APPLICABLE)

A. INDIVIDUAL REMINDER NOTICE: (COMPLETE ONLY IF YOU CHECKED THE TRADITIONAL OR ROTH IRA OR NQ BOX IN #1.)


     (i)  Indicate if a Contribution Reminder Notice is desired.

          |_| YES  |_| NO

     (ii) If Yes, complete the reminder frequency: |_| Annually
                                                   |_| Semi-Annually
                                                   |_| Quarterly

     (iii) Date of First Reminder ________/_________ (not past the 28th)
                                   MONTH     DAY

     (iv) Contribution Reminder Notice Amount  $__________________

B.   PLAN CONTRIBUTION STATEMENT FREQUENCY (UNIT-BILLED/SALARY DEDUCTION CASES)

     (i) Complete only if you checked TSA PUblic School, TSA 501(c)(3), TSA University, EDC, Keogh (Non-Trusteed), SEP, SARSEP, SIMPLE IRA, Unit-Billed Traditional or Roth IRA or Unit-Billed NQ.

          |_|  Annually    |_|  Semi-Annually    |_|  Quarterly
          |_|  Monthly     |_|  Semi-Monthly     |_|  Bi-Weekly

     (ii) |_| YES |_| NO   I want to be included on the Contribution Statement
                           sent to my employer. (Each Contribution Statement will show the amount of the last contribution made.)

          Initial Contribution Statement Reminder Amount. $___________________.

C.   FOR TSA UNITS ONLY:

     Months to be excluded, if any, from Plan Contribution Statement (months must be consecutive and from May to September only). ____________________

================================================================================
11.  SELECTION OF INVESTMENT OPTIONS AND ALLOCATION PERCENTAGES

     (CHECK EITHER BOX A OR BOX B BUT NOT BOTH.)
            ------

     A. |_| MAXIMUM TRANSFER FLEXIBILITY. By checking this box, you may only invest in those options listed below which have been shaded. Transfers our of the GIA will not be limited.

     B. |_| MAXIMUM FUND CHOICE. By checking this box, you may invest in any of the options listed below (shaded or not shaded). Transfers out of the GIA will be limited (see Prospectus for details).

     CURRENT ALLOCATION. Select the allocation for the amount indicated in #9A(i) or any amounts that you may invest in these options in the future. You can change this allocation for future contributions at any time. You must allocate your contributions below by entering percentages in whole numbers totalling 100% for funds you have chosen.

     Note: If you are investing in the Fixed Maturity Account (FMA) you must be certain that you have entered an amount in #9A(ii), checked box #11B, and complete #12. There is no need to complete the allocation below if you intend to use only the FMA under your EQUI-VEST contract.

     Guaranteed Interest Account              _______%       T. Rowe Price International Stock       ________%

     Alliance Equity Index                    _______%       T. Rowe Price Equity Income             ________%

     Alliance Growth & Income                 _______%       EQ/Putnam Growth & Income Value         ________%

     Alliance Common Stock                    _______%       EQ/Putnam Balanced                      ________%

     Alliance Global                          _______%       MFS Research                            ________%

     Alliance International                   _______%       MFS Emerging Growth Companies           ________%

     Alliance Aggressive Stock                _______%       Morgan Stanley Emerging

     Alliance Growth Investors                _______%          Markets Equity                       ________%

     Alliance Balanced                        _______%       Warburg Pincus Small Company Value      ________%

     Alliance Small Cap Growth                _______%       Merrill Lynch World Strategy            ________%

     Alliance Conservative Investors          _______%       Merrill Lynch Basic Value Equity        ________%

     Alliance Money Market                    _______%       TOTAL (FOR BOTH COLUMNS)                     100%

     Alliance Intermediate Gov't. Securities  _______%

     Alliance Quality Bond                    _______%

     Alliance High Yield                      _______%

--------------------------------------------------------------------------------

             Application Number: ____________________ (Page 4 of 5)
--------------------------------------------------------------------------------
12.  FIXED MATURITY ACCOUNT ELECTIONS

     (AVAILABLE ONLY FOR SERIES 400 IRA, QP IRA, AND NQ CONTRACTS, BUT NOT AVAILABLE IN MARYLAND)

     For the amount shown in #9A(ii), please allocate by whole percentages to the following Fixed Maturity Period(s). (Do not select a Maturity Date that has already expired.)

                                                       Percentages of Amount
                               Maturity Dates             Shown in 9A(ii)

                              |_|  June 15, 1999       ______________________%
                              |_|  June 15, 2000       ______________________%
     _____________            |_|  June 15, 2001       ______________________%
     |             |          |_|  June 14, 2002       ______________________%
     |  USE WHOLE  |          |_|  June 13, 2003       ______________________%
     | PERCENTAGES |          |_|  June 15, 2004       ______________________%
     |    ONLY     |          |_|  June 15, 2005       ______________________%
     |_____________|          |_|  June 15, 2006       ______________________%
                              |_|  June 15, 2007       ______________________%
                              |_|  June 13, 2008       ______________________%
                                                TOTAL            100         %
                                                       ----------------------

================================================================================
13.  INFORMATION TO SATISFY REGULATORY REQUIREMENTS

     A. THE OWNER RECEIVED THE FOLLOWING EQUI-VEST PROSPECTUS AND ANY APPLICABLE SUPPLEMENT:


          ------------------       ------------------------------------------
          DATE OF PROSPECTUS       DATE(S) OF ANY SUPPLEMENT(S) TO PROSPECTUS

     B. WILL ANY EXISTING INSURANCE OR ANNUITY BE (OR HAS IT BEEN) REPLACED OR CHANGED, ASSUMING THE CONTRACT APPLIED FOR WILL BE ISSUED?
          |_| Yes |_| No    If Yes, complete the following:

     ------------------  ------------------  -----------------  ----------------
     YEAR ISSUED         TYPE OF PLAN        COMPANY            CONTRACT NUMBER


     ---------------------------------------------------------------------------
     COMPANY ADDRESS

     NQ Only:  Contribution basis (check one):  |_|  Before 8/14/82
                                                |_|  8/14/82 or later
                                                Net cost:  ____________
                                                (attach illustration)

     C. NATIONAL ASSOCIATION OF SECURITIES DEALERS, INC. (NASD) INFORMATION (AS REQUIRED BY THE NASD).

     ------------------------------------    _|_|_|_|_|_|_|_|_|_|_|_
     EMPLOYER'S NAME                         OWNER'S OCCUPATION


     ---------------------------------------------------------------------------
     EMPLOYER'S STREET ADDRESS

     ---------------------------------------------------------------------------
     CITY                          STATE               ZIP

     ------------------------------          -----------------------------------
     ESTIMATED ANNUAL FAMILY INCOME          ESTIMATED NET WORTH

     Investment objective: |_| Income |_| Income & Growth |_| Growth
                           |_|  Aggressive Growth   |_|  Safety of Principal

     Is Owner or Annuitant associated with or employed by a member of the NASD? |_| Yes |_| No

================================================================================
14.  SPECIAL INSTRUCTIONS (FOR BENEFICIARY, REPLACEMENT, OR TRANSFER
     INFORMATION)

     ---------------------------------------------------------------------------
     ---------------------------------------------------------------------------
     ---------------------------------------------------------------------------
     ---------------------------------------------------------------------------

--------------------------------------------------------------------------------

             Application Number: ____________________ (Page 5 of 5)
--------------------------------------------------------------------------------
15.  AGREEMENT

     All information and statements furnished in this application are true and complete to the best of my knowledge and belief. I understand and acknowledge that no Agent has the authority to make or modify any contract on Equitable Life's behalf, or to waive or alter any of Equitable Life's rights and regulations. I understand that amounts withdrawn from the contract may be subject to a withdrawal charge. I UNDERSTAND THAT THE ANNUITY ACCOUNT VALUE ATTRIBUTABLE TO ALLOCATIONS TO THE INVESTMENT FUNDS OF THE SEPARATE ACCOUNT OR VARIABLE ANNUITY BENEFIT PAYMENTS MAY INCREASE OR DECREASE AND ARE NOT GUARANTEED AS TO DOLLAR AMOUNT. For the Fixed Maturity Account, amounts payable under the contract before the Maturity Date selected in Item 12, are subject to market value adjustments.

     ------------------------------------------   ------------------------------
     PROPOSED ANNUITANT'S SIGNATURE     DATE      CITY           STATE

     ------------------------------------------   ------------------------------
     SIGNATURE OF OWNER                 DATE      CITY           STATE
     (IF OTHER THAN PROPOSED ANNUITANT)

     (NEW YORK AND OREGON RESIDENTS SIGN ABOVE, ALL OTHER RESIDENTS SIGN BELOW.)
--------------------------------------------------------------------------------

          In Colorado:         It is unlawful to knowingly provide
                               false, incomplete, or misleading facts or information to an insurance company for the purpose of defrauding or attempting to defraud the company. Penalties may include imprisonment, fines, denial of insurance, and civil damages.
                               Any insurance company or agent of an insurance company who knowingly provides false, incomplete or misleading facts or information to a policyholder or claimant for the purpose of defrauding or attempting to defraud the policy holder or claimant with regard to a settlement or award payable from insurance proceeds shall be reported to the Colorado Division of Insurance within the Department of Regulatory Agencies.

          In Florida:          Any person who knowingly and with intent to
                               injure, defraud, or deceive any insurer files a statement of claim or an application containing any false, incomplete, or misleading information is guilty of a felony of the third degree.


          In New Jersey:      Any person who knowingly files a
                              statement of claim containing any false
                              or misleading information is subject to
                              criminal and civil penalties.

          In Arkansas,        Any person who knowingly and with intent
          Kentucky and        to defraud ay insurance company or other
          Pennsylvania:       person files an application for
                              insurance or statement of claim
                              containing any materially false
                              information or conceals for the purpose
                              of misleading, information concerning
                              any fact material thereto commits a
                              fraudulent insurance act, which is a
                              crime and subjects such person to
                              criminal and civil penalties.

          All Other States:   Laws in your state may make it a crime
                              to fill out an insurance or annuity
                              application with information you know is false or to leave out material facts.

--------------------------------------------------------------------------------

     ------------------------------------------   ------------------------------
     PROPOSED ANNUITANT'S SIGNATURE     DATE      CITY           STATE

     ------------------------------------------   ------------------------------
     SIGNATURE OF OWNER                 DATE      CITY           STATE
     (IF OTHER THAN PROPOSED ANNUITANT)

--------------------------------------------------------------------------------

Form #180-1009                                               Cat. #127124 (6/98)


              [EQUITABLE - MEMBER OF THE GLOBAL AKA GROUP - LOGO]